EXHIBIT 10.13
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                              AMENDED AND RESTATED
                         CERTIFICATE PURCHASE AGREEMENT

                                      among

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                   as Trustee

                       CHARMING SHOPPES RECEIVABLES CORP.,
                                    as Seller

                            SPIRIT OF AMERICA, INC.,
                                   as Servicer

                                       and

                THE CLASS D-2 CERTIFICATEHOLDERS DESCRIBED HEREIN



                          dated as of November 22, 2002
                and amended and restated as of November 18, 2004



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                                             TABLE OF CONTENTS
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ARTICLE I      Definitions..............................................................................  1

         SECTION 1.1    Defined Terms...................................................................  1

         SECTION 1.2    Other Definitional Provisions...................................................  5

ARTICLE II     Amount and Terms of Class D-2 Certificates...............................................  5

         SECTION 2.1    Purchase and Sale...............................................................  5

         SECTION 2.2    Distributions...................................................................  5

         SECTION 2.3    Interest Rate; Payment Dates....................................................  6

         SECTION 2.4    Payments........................................................................  6

         SECTION 2.5    Nonrecourse and Recourse Obligations; Obligations Absolute......................  6

         SECTION 2.6    No Increase to Class D-1 Investor Interest......................................  6

ARTICLE III    Cash Collateral Account..................................................................  7

         SECTION 3.1    Class D-2 Cash Collateral Account...............................................  7

         SECTION 3.2    Calculations....................................................................  8

ARTICLE IV     Conditions Precedent.....................................................................  8

         SECTION 4.1    Representations and Warranties..................................................  8

         SECTION 4.2    Related Agreements..............................................................  8

         SECTION 4.3    Certificate Issuance............................................................  8

         SECTION 4.4    Reliance Letters and Opinions...................................................  8

ARTICLE V      Representations, Warranties and Covenants of the Seller, Servicer and Trustee............  9

         SECTION 5.1    Representations of the Seller...................................................  9

         SECTION 5.2    Representations of the Servicer.................................................  9

         SECTION 5.3    Representations of the Trustee.................................................. 10

         SECTION 5.4    Covenants of the Seller and Services............................................ 10

ARTICLE VI     Representations, Warranties and Covenants of the Initial Class D-2 Certificateholders
                        and the Trustee................................................................. 11

         SECTION 6.1    Representations, Warranties and Covenants of the Class D-2 Certificateholder.... 11

ARTICLE VII    Miscellaneous............................................................................ 12

         SECTION 7.1    Amendments and Waivers.......................................................... 12
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                                             TABLE OF CONTENTS
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         SECTION 7.2    Governing Law................................................................... 12

         SECTION 7.3    No Waiver....................................................................... 12

         SECTION 7.4    Severability.................................................................... 12

         SECTION 7.5    Termination..................................................................... 13

         SECTION 7.6    Transfer Restrictions........................................................... 13

         SECTION 7.7    Notices......................................................................... 13

         SECTION 7.8    Survival of Representations and Warranties...................................... 14

         SECTION 7.9    Exclusive Benefit............................................................... 14

         SECTION 7.10   Limitation of Remedies.......................................................... 14

         SECTION 7.11   Counterparts.................................................................... 14

         SECTION 7.12   Entire Agreement................................................................ 14

         SECTION 7.13   Headings........................................................................ 14

         SECTION 7.14   Nonpetition Agreement........................................................... 15

         SECTION 7.15   Waiver of Jury Trial............................................................ 15
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     AMENDED AND RESTATED CERTIFICATE PURCHASE AGREEMENT, dated as of November
22, 2002 and amended and restated as of November 18, 2004 (as amended, modified or supplemented from time to time, the "Agreement"), among WACHOVIA BANK,
NATIONAL ASSOCIATION, as trustee (together with its successors and assigns, the
"Trustee") for the Charming Shoppes Master Trust (the "Trust"), SPIRIT OF
AMERICA, INC., a Delaware corporation ("Spirit, Inc."), as Servicer, CHARMING
SHOPPES RECEIVABLES CORP., a Delaware corporation ("CSRC"), as Seller and as the initial Holder of the Class D-2 Certificates (the "Initial Class D-2
Certificateholder"), and NewStar CP Funding LLC, a Delaware limited liability company, (the "Class D-2 Purchaser").

     WHEREAS the Seller, the Servicer and the Trustee have entered into a Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 (as amended on July 22, 1999, May 8, 2001 and August 5, 2004 and as the same may from time to time be further amended, modified or otherwise supplemented, the "Pooling and Servicing Agreement"), for the Trust and the Series 2002-1 Supplement, dated as of November 20, 2002 to the Pooling and Servicing Agreement (as the same may from time to time be amended, modified or otherwise supplemented, the "Supplement");

     WHEREAS the Trust has issued and sold certain Investor Certificates, designated as the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D-2 Certificates, pursuant to the Pooling and Servicing Agreement and the Supplement; and

     WHEREAS in order to fulfill a condition to the issuance of the Class A Certificates, the Class B Certificates and the Class C Certificates, the Initial Class D-2 Certificateholder entered into the Class D Certificate Purchase Agreement and purchased the Class D-2 Certificates provided for herein on November 22, 2002 (the "Original Certificate Purchase Agreement"); and

     WHEREAS, the Servicer, Trustee, Seller and the Initial Class D-2 Certificateholder desire to amend and restate the Original Certificate Purchase Agreement in connection with the purchase of the Class D-2 Certificates by the Class D-2 Purchaser from the Initial Class D-2 Certificateholder;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   Definitions

     SECTION 1.1 Defined Terms. Unless otherwise defined herein, all terms used herein which are defined in the Supplement or the Pooling and Servicing Agreement shall have the meanings assigned thereto in the Supplement, or if not defined therein, in the Pooling and Servicing Agreement, and the following terms shall have the following meanings:

     "Additional Collection Amount" shall mean, with respect to each Distribution Date, the sum of (i) the amount distributed by the Servicer or the Trustee (acting in accordance with the instructions of the Servicer) for application under this Agreement pursuant to Section 4.11(q) of

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Article IV under Section 7 of the Supplement, plus (ii) the amount distributed by the Servicer or the Trustee (acting in accordance with instructions of the Servicer) for application under this Agreement pursuant to Section 4.9(e)(i) or 4.9(f)(v), as applicable, of Article IV under Section 7 of the Supplement.

     "Agreement" shall mean this Certificate Purchase Agreement, as amended, supplemented, restated or otherwise modified from time to time.

     "Base Rate" shall mean, (a) for any Due Period during the Revolving Period, the Base Rate calculated for such Due Period pursuant to the Supplement and (b) for any Due Period during an Amortization Period, the Base Rate calculated pursuant to the Supplement for the last Due Period ending on or prior to the last day of the Revolving Period.

     "Charming" shall mean Charming Shoppes, Inc., a Pennsylvania corporation.

     "Class D Expected Final Payment Date" shall mean the May, 2008 Distribution Date.

     "Class D-2 Certificate Rate" shall mean, with respect to any Interest Period, the lesser of (a) 9.0% per annum and (b) a rate per annum equal to LIBOR as of the related LIBOR Determination Date for such Interest Period plus 4.75%.

     "Class D-2 Purchaser" shall have the meaning assigned thereto in the preamble to this Agreement.

     "Closing Date" shall mean November 18, 2004

     "Collateral Deposit Event" means the occurrence of any of the following (subject, in the case of clauses (b) through (f), to the further conditions described in the first proviso below): (a) an Excess Yield Shortfall Event, (b) during any fiscal year, the number of Participating Retail Stores is reduced (on a net basis, after taking into account the opening of any new Participating Retail Stores) to an amount equal to or less than 90% of the number of Participating Retail Stores as of the first day of such fiscal year, (c) at any time after the Closing Date, the number of Participating Retail Stores is reduced (on a net basis, after taking into account the opening of any new Participating Retail Stores) to an amount equal to or less than 75% of the number of Participating Retail Stores as of the Closing Date, (d) as of the date of filing of Charming's financial statements pursuant to Form 10-Q or Form 10-K, Charming's Tangible Net Worth shall be less than $228 million, (e) Charming transfers control of a majority of the economic interest and/or voting control in the Fashion Bug retail chain and/or any other retail chain for which related Accounts have been designated to the Trust in an amount equal to more than 10% of the total number of Accounts designated to the Trust, (f) on any Distribution Date, both (i) the Three Month Net Loss Rate shall be greater than 18% and (ii) the Three Month Excess Yield Percentage shall be less than 7.0%; provided that, in the case of any event described in the preceding clauses (b) through (f), if the Seller shall have notified the Class D-2 Certificateholders of the occurrence of such event within 10 Business Days of the occurrence thereof and shall have requested a waiver of such event, the occurrence of any such event shall not give rise to a Collateral Deposit Event unless the Required Class D-2 Certificateholders shall have notified the Seller in writing within 20 Business Days of receipt of such request that they are unwilling to waive such event, in which case the related Collateral Deposit Event shall be


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deemed to have occurred on the date such notice is received by the Seller;
provided, further that, in the case of any event described in the preceding clauses (b) through (f), the occurrence of any such event shall not give rise to a Collateral Deposit Event if (x) the Required Class D-2 Certificateholders shall have notified the Seller in writing that they are willing to waive such event or (y) such event is deemed to have been waived by the Required Class D-2 Certificateholders pursuant to Section 6.1(c) hereof; provided, further, that a Collateral Deposit Event described in clause (a) or a Collateral Deposit Event described in clause (f) shall be deemed "Cured" if: (x) in the case of a Collateral Deposit Event described in clause (a), the Three Month Excess Yield Percentage shall be equal to or greater than 5.0% on any Distribution Date following the occurrence of such Collateral Deposit Event and (y) in the case of a Collateral Deposit Event described in clause (f), on any Distribution Date following the occurrence of such Collateral Deposit Event, both (i) the Three Month Net Loss Rate shall be equal to or less than 18% and (ii) the Three Month Excess Yield Percentage shall be equal to or greater than 7.0%.

     "Collateral Period" shall mean a period (x) from and including the first day of the first Due Period commencing after the occurrence of a Collateral Deposit Event, and (y) to and including the last day of the Due Period ending immediately prior to a Collateral Release Date.

     "Collateral Release Date" means the earlier to occur of (x) the Distribution Date following the first Due Period in a Collateral Period on which no Collateral Deposit Event exists, provided that the Early Amortization Period has not commenced, and (y) the Distribution Date on which all Class D-2 Certificates have been paid in full.

     "CSRC" has the meaning assigned thereto in the preamble.

     "Cured" is defined in the provisos to the definition of "Collateral Deposit Event".

     "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

     "Excess Class D-2 Monthly Interest" shall mean, with respect to any Distribution Date, the excess, if any, of (a) the amount of Class D-2 Monthly Interest, calculated without giving effect to the limitation imposed by clause
(a) of the definition of Class D-2 Certificate Rate over (b) the Class D-2 Monthly Interest for such Distribution Date calculated in accordance with the Supplement.

     "Excess Yield Percentage" shall mean, with respect to any Distribution Date, the excess of the Portfolio Yield for the immediately prior Due Period over the Base Rate for such Due Period.

     "Excess Yield Shortfall Event" shall mean, on any Distribution Date, that the Three Month Excess Yield Percentage shall be less than 5.0%.

     "GAAP" shall mean United States generally accepted accounting principles.

     "Initial Class D-2 Certificateholder" shall have the meaning assigned thereto in the preamble to this Agreement.



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     "Net Loss Rate" shall mean, with respect to any Distribution Date, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the Investor Loss Amount for such Distribution Date and the denominator of which is the outstanding principal amount of the Series 2002-1 Certificates as of the last day of the preceding Due Period.

     "Participating Retail Store" means a retail store participating in Charming's retail card program, for which related Accounts have been designated to the Trust; provided that, if Charming shall have announced the proposed closure of any such retail store, such retail store shall be deemed to have been closed for purposes of calculating the number of Participating Retail Stores at any time.

     "Pooling and Servicing Agreement" shall have the meaning assigned thereto in the recitals to this Agreement.

     "Portfolio Yield" shall mean, for any Due Period, the Portfolio Yield calculated pursuant to the Supplement, except that such calculation shall be made without giving effect to any recharacterization of Discount Option Receivables as Finance Charge Receivables.

     "Repayment Amount" shall mean, as of any date, amounts owed to the Class D-2 Certificateholders hereunder or under the Supplement.

     "Required Cash Collateral Amount" shall mean (a) at any time after a Collateral Deposit Event shall have occurred (unless all applicable Collateral Deposit Events shall have been Cured in accordance with the definition of "Collateral Deposit Event"), the outstanding principal amount of the Class D-2 Certificates and (b) at all other times, zero.

     "Required Class D-2 Certificateholders" shall mean holders of Class D-2 Certificates representing more than 50% of the Class D-2 Investor Interest.

     "Shareholders Equity" shall mean, as of the end of any fiscal quarter of Charming, the amount which, in conformity with GAAP, would be set forth opposite the caption "Shareholders Equity" (or any like caption) on a consolidated balance sheet of Charming and its consolidated subsidiaries at such date.

     "Spirit, Inc." has the meaning assigned thereto in the preamble.

     "Supplement" shall have the meaning assigned thereto in the recitals to this Agreement.

     "Tangible Net Worth" shall mean as of the end of any fiscal quarter of Charming, an amount equal to (x) Shareholder's Equity at such date minus (y) all licenses, franchises, patents, patent applications, trademarks, program rights, good will, research and development expense and other like intangible assets shown on the consolidated balance sheet of Charming and its consolidated subsidiaries.

     "Three Month Excess Yield Percentage" shall mean, with respect to any Distribution Date, the average of the Excess Yield Percentages for the most recent three Distribution Dates (including such Distribution Date).

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     "Three Month Net Loss Rate" shall mean, with respect to any Distribution
Date, the average of the Net Loss Rates for the most recent three Distribution Dates (including such Distribution Date).

     "Trust" has the meaning assigned thereto in the preamble.

     "Trustee" has the meaning assigned thereto in the preamble.

     SECTION 1.2 Other Definitional Provisions.

     (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

     (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule, Attachment and Exhibit references are to this Agreement, unless otherwise specified. The words "including" and "include" shall be deemed to be followed by the words "without limitation."

                                   ARTICLE II

                   Amount and Terms of Class D-2 Certificates

     SECTION 2.1 Purchase and Sale. (a) Subject to terms and conditions hereof, the Class D-2 Purchaser hereby agrees to purchase from CSRC on the Closing Date the Class D-2 Certificates in a principal amount equal to $10,500,000 for a purchase price equal to 96% of such principal amount, plus 100% of the accrued interest on the Class D-2 Certificates through (but excluding) the Closing Date. Upon delivery of the purchase price by the Class D-2 Purchaser, CSRC hereby transfers, assigns and conveys all of its right, title and interest in and to the Class D-2 Certificates to the Class D-2 Purchaser.

     (b) Except as otherwise set forth herein, all rights of any Class D-2 Certificateholder with respect to any Class D-2 Certificate shall be governed by the Pooling and Servicing Agreement and the Supplement.

     SECTION 2.2 Distributions. (a) On each Distribution Date, after giving effect to any payments to the Class D-2 Certificateholders pursuant to Sections 4.9(f)(iv) and 4.11(m) of Article IV under Section 7 of the Supplement, the Trustee (at the written direction of the Servicer) shall distribute the Additional Collection Amount in the order of priority listed below:



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          (i) an amount equal to any Class D-2 Monthly Interest for such
     Distribution Date and any Class D-2 Deficiency Amount that remains unpaid shall be distributed to the Class D-2 Certificateholders;

          (ii) an amount equal to any Excess Class D-2 Monthly Interest for such Distribution Date (and any Excess Class D-2 Monthly Interest for a prior Distribution Date that remains unpaid) shall be distributed to the Class D-2 Certificateholders; (iii) on any Distribution Date during a Collateral Period, the amount, if any, by which the Required Cash Collateral Amount exceeds the amount on deposit in the Class D-2 Cash Collateral Account shall be deposited into the Class D-2 Cash Collateral Account; and

          (iv) during the Amortization Period, beginning with the first Distribution Date on which the Class C Certificates have been paid in full, any remaining Additional Collection Amount shall be distributed as a principal payment to the Class D-2 Certificateholders until the outstanding principal amount of the Class D-2 Certificates has been reduced to zero.

     (b) In order to effect the distributions required to be made under this
Section 2.2, this Agreement hereby requires that amounts be paid pursuant to Sections 4.9(e)(i), 4.9(f)(v) and 4.11(q) of Article IV under Section 7 of the Supplement, in each case to the extent funds are available for such payment under the terms of the Supplement, to fund amounts described in Sections 2.2(a).

     SECTION 2.3 Interest Rate; Payment Dates.

     (a) The Class D-2 Investor Interest shall bear interest at the Class D-2 Certificate Rate.

     (b) Class D-2 Monthly Interest, Class D-2 Deficiency Amount, Excess Class D-2 Monthly Interest and Class D-2 Monthly Principal shall be payable on each Distribution Date as provided in Section 2.2 hereof and the Supplement.

     SECTION 2.4 Payments. On or prior to 10:00 a.m., New York City time, on each Distribution Date, the Servicer shall deliver instructions to the Trustee regarding all payments to be made hereunder on such Distribution Date. All payments to be made on behalf of the Trust hereunder, whether on account of principal, interest, or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:30 p.m., New York City time, on the due date thereof, to each Class D-2 Certificateholder in accordance with the terms of the Pooling and Servicing Agreement and the Supplement.

     SECTION 2.5 Nonrecourse and Recourse Obligations; Obligations Absolute. Notwithstanding any provision in any other Section of this Agreement to the contrary, the obligation to pay the Repayment Amount shall be without recourse to (i) the Seller, the Servicer, the Trustee, any Certificateholder, any Certificate Owner, any Receivables Purchaser or any Purchaser Representative or
(ii) any affiliate, officer, director, employee or agent of any Person described in clause (i), and the obligation to pay such amounts hereunder shall be limited solely


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to the application of funds described in Sections 2.2 and 3.1 hereof, in the
Pooling and Servicing Agreement and the Supplement, which amounts shall be subordinated to the rights of other Investor Certificateholders as provided herein and in the Pooling and Servicing Agreement and the Supplement.

     SECTION 2.6 No Increase to Class D-1 Investor Interest. The Class D-1 Certificate was issued to CSRC with a Class D-1 Initial Investor Interest of $0. Each of the parties hereto acknowledges and agrees that the Class D-1 Certificate has a Class D-1 Investor Interest of $0 as of the Closing Date and CSRC agrees that it will not cause the Trust to increase the Class D-1 Investor Interest.

                                  ARTICLE III

                             Cash Collateral Account

     SECTION 3.1 Class D-2 Cash Collateral Account.

     (a) The Servicer, for the benefit of the Class D-2 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Class D-2 Certificateholders, a segregated trust account with a Qualified Depository Institution bearing a designation clearly indicating that the funds deposited therein are held in the name of the Trustee for the benefit of the Class D-2 Certificateholders (the "Class D-2 Cash Collateral Account"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class D-2 Cash Collateral Account and in all proceeds thereof. The Class D-2 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the sole benefit of the Class D-2 Certificateholders. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Class D-2 Cash Collateral Account for any amount owed to it by the Trustee, the Trust or any Class D-2 Certificateholder. Amounts on deposit in the Class D-2 Cash Collateral Account shall not under any circumstances be available to any Series 2002-1 Certificateholder other than a Holder of a Class D-2 Certificate until the full amount of principal and interest on the Class D-2 Certificates is paid in full. If, at any time, the Trustee is advised in writing by the Servicer that the institution holding the Class D-2 Cash Collateral Account ceases to be a Qualified Depository Institution, the Trustee upon receiving such notice by the Servicer (or the Servicer on its behalf) shall promptly (but in any event within 20 Business
Days) establish a new Class D-2 Cash Collateral Account with a Qualified Depository Institution meeting the conditions specified above, transfer any cash or any investments to such new Class D-2 Cash Collateral Account and from the date such new Class D-2 Cash Collateral Account is established, it shall be the "Class D-2 Cash Collateral Account."

     (b) Funds on deposit in the Class D-2 Cash Collateral Account shall, at the direction of the Servicer, be invested by the Trustee in Permitted Investments selected by the Servicer. All such Permitted Investments shall be held by the Trustee for the benefit of the Class D-2 Certificateholders. The Trustee shall maintain for the benefit of the Class D-2 Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Funds on deposit in the Class D-2 Cash Collateral Account on any date (after giving effect to any withdrawals from the Class D-2 Cash Collateral Account on such date) will


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be invested in Permitted Investments that will mature so that funds will be available for withdrawal on the Distribution Date following such date. Interest and earnings on funds on deposit in the Class D-2 Cash Collateral Account shall remain on deposit in the Class D-2 Cash Collateral Account and be available for distribution to the Class D-2 Certificateholders as set forth in this Section 3.1, provided, that such amounts may be withdrawn and paid to CSRC in its capacity as holder of the Exchangeable Seller Certificate on any Distribution Date on which (i) there is no accrued and unpaid Class D-2 Monthly Interest or Excess Class D-2 Monthly Interest after giving effect to the distributions to be made on such Distribution Date and (ii) if such Distribution Date occurs on or after the occurrence of a Series 2002-1 Early Amortization Event, the amount on deposit in the Class D-2 Cash Collateral Account equals or exceeds the outstanding principal balance of the Class D-2 Certificates after giving effect to the distributions and withdrawals to be made on such Distribution Date. On each Determination Date, the Servicer shall instruct the Trustee to withdraw on the related Distribution Date from the Class D-2 Cash Collateral Account and distribute to CSRC in its capacity as holder of the Exchangeable Seller Certificate all interest and earnings on funds on deposit in the Class D-2 Cash Collateral Account to the extent such interest and earnings are available to be paid to CSRC pursuant to the preceding sentence.

     (c) On each Distribution Date, if, after giving effect to the payments described in Section 4.11 of Article IV under Section 7 of the Supplement and
Section 2.2 of this Agreement, any Class D-2 Monthly Interest or Excess Class D-2 Monthly Interest remains unpaid, the Trustee shall withdraw funds from the Class D-2 Cash Collateral Account in an amount equal to the sum of the unpaid Class D-2 Monthly Interest and Excess Class D-2 Monthly Interest and shall pay such amount to the Class D-2 Certificateholders.

     (d) On the earlier of (i) the first Distribution Date on which the Class A Investor Interest, the Class B Investor Interest and Class C Investor Interest shall have been paid in full and (ii) the Series 2002-1 Termination Date, the Trustee shall withdraw funds from the Class D-2 Cash Collateral Account in an amount equal to the sum of (A) the outstanding principal amount of the Class D-2 Certificates (after giving effect to all other payments to the Class D-2 Certificateholders on such date) and (B) the aggregate amount of Class D-2 Monthly Interest and Excess Class D-2 Monthly Interest which would have been payable on any Distribution Date had such interest been calculated based on the outstanding principal balance of the Class D-2 Certificates rather than the Class D-2 Investor Interest, and shall pay such amount to the Class D-2 Certificateholders in payment of the principal amount of the Class D-2 Certificates and, if applicable, interest thereon.

     (e) On each Collateral Release Date, the Trustee shall withdraw all funds in the Class D-2 Cash Collateral Account and pay such funds to CSRC in its capacity as holder of the Exchangeable Seller Certificate.

     SECTION 3.2 Calculations. On each Determination Date, the Servicer shall notify the Trustee in writing as to all funds to be withdrawn from the Class D-2 Cash Collateral Account and as to how such funds are to be applied.



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                                   ARTICLE IV

                              Conditions Precedent

     Sections 4.1 through 4.3 constitute conditions precedent to the obligation of the Class D-2 Purchaser to purchase the Class D-2 Certificates on the Closing Date.

     SECTION 4.1 Representations and Warranties. On the Closing Date, after giving effect to the sale of the Class D-2 Certificates to the Class D-2 Purchaser, all representations and warranties of the Seller and the Servicer contained in the Purchase Agreement and the Pooling and Servicing Agreement shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date (unless such representations and warranties specifically relate to an earlier date).

     SECTION 4.2 Related Agreements. The Class D-2 Purchaser shall have received certified copies of each of the Purchase Agreement, the Pooling and Servicing Agreement, and the Supplement.

     SECTION 4.3 Certificate Issuance. A Class D-2 Certificate shall have been delivered to the Class D-2 Purchaser in accordance with the terms hereof and shall have been duly executed and authenticated and delivered in accordance with
Section 6.2 of the Pooling and Servicing Agreement.

     SECTION 4.4 Reliance Letters and Opinions. The Class D-2 Purchaser shall have received (a) reliance letters with respect to (i) the opinions of Mayer, Brown, Rowe & Maw LLP with respect to certain bankruptcy related matters and certain matters under the Uniform Commercial Code delivered to the Rating Agencies on the date of the issuance of the Series 2004-1 Certificates and (ii) the corporate opinions of Mayer, Brown, Rowe & Maw LLP and Colin Stern delivered to the Rating Agencies on the date of the issuance of the Series 2002-1 Certificates and (b) an opinion of counsel as to the due authorization and enforceability of this Agreement.

                                   ARTICLE V

                    Representations, Warranties and Covenants
                       of the Seller, Servicer and Trustee

     SECTION 5.1 Representations of the Seller. As of the date hereof, the Seller represents and warrants to the Class D-2 Purchaser that:

     (a) Authority. The Seller has full power and authority to execute and deliver this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

     (b) Existence. The Seller is a corporation duly and validly incorporated in the State of Delaware.



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     (c) Binding Obligation. This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligations of the Seller enforceable in accordance with its terms.

     (d) Ownership and No Liens. The Seller has marketable title to the Class D-2 Certificates and the interests represented thereby, free and clear of all liens, encumbrances and claims created by or through the Seller and the Seller has not sold, transferred, conveyed, pledged or assigned to any person, any of its rights, title or interests in the Class D-2 Certificates. The Seller has been the only owner and holder of the Class D-2 Certificates since the date of issuance of the Class D-2 Certificates.

     (e) No Default; No Conflict. No event has occurred or is continuing that constitutes an Early Amortization Event. The execution and delivery of this Agreement by the Seller will not cause or result in (i) any violation, default or breach of any provision of the Pooling and Servicing Agreement or the Supplement or (ii) the occurrence of an Early Amortization Event under the Pooling and Servicing Agreement or the Supplement.

     (f) No Proceedings. There are no proceedings pending or, to the best knowledge of the Seller, threatened against the Seller before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

     SECTION 5.2 Representations of the Servicer. As of the date hereof, the Servicer represents and warrants to the Class D-2 Purchaser that:

     (a) Authority. The Servicer has full power and authority to execute and deliver this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

     (b) Existence. The Servicer is a corporation duly and validly incorporated in the State of Delaware.

     (c) Binding Obligation. This Agreement has been duly executed and delivered by the Servicer and constitutes the legal, valid and binding obligations of the Servicer enforceable in accordance with its terms.

     (d) No Default; No Conflict. No event has occurred or is continuing that constitutes a Servicer Default. The execution and delivery of this Agreement by the Servicer will not cause or result in (i) any violation, default or breach of any provision of the Pooling and Servicing Agreement or the Supplement or (ii) the occurrence of a Servicer Default under the Pooling and Servicing Agreement or the Supplement.

     (e) No Proceedings. There are no proceedings pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

     SECTION 5.3 Representations of the Trustee. As of the date hereof, the Trustee represents and warrants to the Class D-2 Purchaser that:

     (a) Existence. The Trustee is a national banking association duly authorized to engage in the business of banking under the laws of the United States of America.

     (b) Authority. The Trustee has full power and authority to deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

     (c) Binding Obligation. This Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding obligations of the Trustee enforceable in accordance with its terms.

     SECTION 5.4 Covenants of the Seller and Services. Each of the Seller and Servicer covenants and agrees that, until the Class D-2 Investor Interest is reduced to zero, unless the Required Class D-2 Certificateholders shall otherwise consent in writing:

     (a) Monthly Status Reports. The Servicer will furnish to each Class D-2 Certificateholder (or cause to be furnished to each Class D-2
Certificateholder), two Business Days prior to each Distribution Date information relating to distributions hereunder in a certificate substantially in the form of Exhibit A hereto.

     (b) Rule 144A Information. The Seller will promptly furnish or cause to be furnished to any Class D-2 Certificateholder and upon request of any Class D-2 Certificateholder, to any prospective purchaser of any Class D-2 Certificate, copies of the information required to be delivered to Class D-2 Certificateholders and any prospective purchasers pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Class D-2 Certificates.

     (c) Notice of Change in Finance Charge Rates. The Servicer will promptly notify the Class D-2 Certificateholders if the periodic finance charge rates applicable to 50% or more of the Accounts designated to the Trust are lowered to less than 12% per annum.

     (d) Notice of Collateral Deposit Event. The Servicer will promptly notify the Class D-2 Certificateholders of the occurrence of a Collateral Deposit Event.

     (e) Amendments to Pooling and Servicing Agreement and Supplement. The Servicer shall not amend, modify, supplement or otherwise change (i) the Series 2002-1 Early Amortization Event set forth in Section 9(c) of the Supplement or
(ii) any other provision of the

Pooling and Servicing Agreement or Supplement to include any covenant or Series 2002-1 Early Amortization Event which would have a material adverse effect on the Class D-2 Certificateholders. The Servicer will promptly notify the Class D-2 Certificateholders of any amendments to the Pooling and Servicing Agreement and the Supplement.

                                   ARTICLE VI

                           Representations, Warranties
           and Covenants of the Initial Class D-2 Certificateholders

     SECTION 6.1 Representations, Warranties and Covenants of the Class D-2 Certificateholder. (a) As of the Closing Date, the Class D-2 Purchaser shall be deemed to represent and warrant as of the date that its acquisition of any Class D-2 Certificate becomes effective that:

          (i) (x) it is a "qualified institutional buyer" as that term is defined under Rule 144A of the Securities Act and (y) it is not purchasing its Certificate with a view to making a distribution thereof (within the meaning of the Securities Act);

          (ii) either (A) it is not (and is not purchasing a Class D-2 Certificate on behalf of) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not subject to ERISA, any "plan" described in Section 4975(1) of the Code or an entity deemed to hold "plan assets" of any of the foregoing (each, a "Benefit Plan Investor") or (B) it is an insurance company purchasing a Class D-2 Certificate with assets of its general account, and at the time of acquisition and throughout the period of holding, (1) it meets all of the requirements of and is eligible for exemptive relief under Prohibited Transaction Class Exemption 95-60, (2) less than 25% of the assets of such general account are assets of a Benefit Plan Investor and (3) it is not a servicer to the Trust or an affiliate of a servicer to the Trust, and would not otherwise be excluded under Section 29 C.F.R. 2510.3-101(f)(1);

          (iii) no registration with consent or approval of or other action by any federal, state or other governmental authority or regulatory body having jurisdiction over it is required in connection with the execution, delivery or performance by it of this Agreement; and

          (iv) such Class D-2 Certificateholder is one Private Holder.

     (b) Each Class D-2 Certificateholder covenants and agrees to maintain as confidential, not disclose to any Person (other than any officer, director, member, employee, agent, counsel, advisor or representative of a party hereto) and not use for any purpose other than in connection with this Agreement, all information acquired by such Class D-2 Certificateholder that is not publicly available relating to the Trust, the Originator, the Seller or the Servicer which it obtained in connection with the transactions contemplated hereby, except as the Trustee, the Seller, the Originator or the Servicer may have consented to in writing prior to any proposed disclosure (such consent not to be unreasonably withheld) or except as it may have been advised by counsel is (i) required by law, including, without limitation, any securities or banking laws, rules, orders or regulations or (ii) reasonably necessary or desirable in connection with any lawsuit or governmental investigation or proceeding; provided, however, that in any such instance such Class D-2 Certificateholder will notify the Seller and the Servicer of its intention to make any such disclosure prior to making any such disclosure.

     (c) Upon receipt of a request from the Seller to waive any Collateral Deposit Event, each Class D-2 Certificateholder covenants and agrees to notify the Seller in writing as soon as reasonably practicable, but in any event within 20 Business Days, whether such Class D-2 Certificateholder is willing to waive such Collateral Deposit Event. Any waiver of the Collateral Deposit Event shall be in the sole and absolute discretion of each Class D-2 Certificateholder; provided that if the Seller shall have notified the Class D-2 Certificateholders of the occurrence of any Collateral Deposit Event described in clauses (b) through (f) of the definition of Collateral Deposit Event within 10 Business Days of the occurrence thereof and shall have requested a waiver thereof, and the Required Class D-2 Certificateholders shall not have notified the Seller in writing within 20 Business Days of receipt of such request that they are unwilling to waive such event, such event shall be deemed to be waived and shall not give rise to a Collateral Deposit Event. Any waiver of a Collateral Deposit Event shall only constitute a waiver of the Collateral Deposit Event to which such waiver expressly relates and shall not constitute a waiver of any other Collateral Deposit Event. Unless otherwise specified in any waiver delivered by the Class D-2 Certificateholders, (i) any waiver of a Collateral Deposit Event specified in clause (a) or clause (f) of the definition of Collateral Deposit Event shall only constitute a waiver of the applicable Collateral Deposit Event for the related Distribution Date and shall not extend to any subsequent or other Collateral Deposit Event occurring on any other Distribution Date, and
(ii) any waiver of a Collateral Deposit Event specified in clause (b) of the definition of Collateral Deposit Event shall only constitute a waiver of the applicable Collateral Deposit Event for the related fiscal year and shall not extend to any Collateral Deposit Event occurring under such clause (b) for any subsequent fiscal year.

                                  ARTICLE VII

                                  Miscellaneous

     SECTION 7.1 Amendments and Waivers. This Agreement shall not be amended or modified without the written consent of the Seller, the Trustee, the Servicer and the Required Class D-2 Certificateholders. No waiver of, or consent to the departure from, any provision of this Agreement by any party hereto shall be effective without the written consent of the Seller, the Servicer, the Trustee, and the Required Class D-2 Certificateholders; provided, however, that no amendment reducing the amount or delaying any payment to be made to the Class D-2 Certificateholders hereunder or modifying the definition of Required Class D-2 Certificateholders shall be effective without the written consent of all Class D-2 Certificateholders. The Servicer shall give the Rating Agencies written notice of any amendment to this Agreement.

     SECTION 7.2 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF

NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PROVISIONS.

     SECTION 7.3 No Waiver. Neither any failure nor any delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

     SECTION 7.4 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7.5 Termination. This Agreement shall remain in full force and effect until the earlier of (i) the payment in full of the Class D-2 Investor Interest and all other amounts payable to the Class D-2 Certificateholders hereunder (including pursuant to Section 3.1(c) hereof) and under the Supplement and (ii) the Series 2002 -1 Termination Date provided that Sections 7.8, 7.9,
7.10 and 7.14 shall survive the termination of this Agreement.

     SECTION 7.6 Transfer Restrictions. (a) No Class D-2 Certificate may be offered, sold or otherwise transferred to any Person (other than the Seller) unless the Seller shall have given its prior written approval to such offer, sale or transfer (which approval shall not be unreasonably withheld); provided that such approval shall not be required with respect to any such sale or transfer to an Affiliate of a Class D-2 Certificateholder that otherwise satisfies the requirements of this Section 7.6 and the Supplement.. Each Class D-2 Certificateholder further agrees that it will not make any general solicitation or general advertising for the offer or sale of its Class D-2 Certificate and will not transfer its Class D-2 Certificate (or any portion thereof) to any Person except to a Person within the United States which such Class D-2 Certificateholder reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that is purchasing (1) for its own account or (2) for the account of a "qualified institutional buyer" (as so defined) that is aware that such resale, pledge or transfer is being made in reliance on an exemption from registration under the Securities Act. Additionally, no such transfer shall be made to any Person unless such Person shall have delivered to the Seller and the Trustee a purchaser representation letter substantially in the form attached hereto as Exhibit B. Each Class D-2 Certificateholder further agrees to provide to any Person purchasing a Class D-2 Certificate (or any portion thereof) from it a notice advising such purchaser that resales of the Class D-2 Certificates are restricted as stated above.

     (b) Seller shall not execute, and (if given prior written notice by the Servicer of the inability of the Seller to execute any Subject Instrument by operation of this clause (b)) the Transfer Agent and Registrar shall not register the transfer of, any Class D-2 Certificate unless (i) after giving effect to the execution or transfer of such Class D-2 Certificate, there would be no more than 5 Private Holders of Class D-2 Certificates and (ii) the other conditions to transfer set forth in Section 6.3 of the Pooling Agreement and in
Section 17 of the Supplement have been satisfied.

     SECTION 7.7 Notices.

     (a) All notices and other communications provided for hereunder shall be in writing (including telecopy) and, if to the Seller, the Servicer or the Trustee either mailed, telecopied, couriered or delivered to it, addressed to it at its address set forth in the Pooling and Servicing Agreement.

     If such notice is to any Class D-2 Certificateholder, such notice shall be given in accordance with the terms of the Pooling and Servicing Agreement at such address as it shall have specified to the other parties hereto prior to its execution hereof.

     All notices and other communications shall, when mailed, be effective on the first Business Day after the date of receipt, addressed as aforesaid. Any party hereto may change the address or telecopier number to which notices to it are to be sent by notice given to the other parties hereto.

     (b) Any notice or written direction given by a Class D-2 Certificateholder to the Trustee hereunder may conclusively be relied upon by the Trustee, absent manifest error.

     SECTION 7.8 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

     SECTION 7.9 Exclusive Benefit. The rights and remedies of the Class D-2 Certificateholders specified herein are for the sole and exclusive benefit, use and protection of the Class D-2 Certificateholders, and the Class D-2 Certificateholders are entitled, but shall have no duty or obligation to the Seller, the Servicer, the Trustee, the other Certificateholders or otherwise, to exercise or to refrain from exercising any right or remedy reserved to the Class D-2 Certificateholders hereunder or cause the Trustee or any other party to exercise or to refrain from exercising any right or remedy available to it.

     SECTION 7.10 Limitation of Remedies. (a) No Class D-2 Certificateholder shall have the right to cause the Class D-2 Investor Interest or any portion thereof to become due and payable prior to any Distribution Date or other date on which amounts are payable hereunder to such Class D-2 Certificateholder other than as set forth in Section 2.2 hereof and shall not attempt to exercise any of its rights hereunder with respect to any amounts prior to such due date or Distribution Date.

     (b) The obligations of each Class D-2 Certificateholder under this Agreement, or any other agreement, instrument, document or certificate executed and delivered by or issued by such Class D-2 Certificateholder or any officer thereof are solely the corporate obligations of such Class D-2 Certificateholder. No recourse shall be had for payment of any fee or other obligation or claim arising out of or relating to this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by such Class D-2 Certificateholder or any officer thereof in connection therewith, against any stockholder, employee, officer, director or incorporator of such Class D-2 Certificateholder.

     SECTION 7.11 Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

     SECTION 7.12 Entire Agreement. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     SECTION 7.13 Headings. Article, Section and subsection headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 7.14 Nonpetition Agreement. Notwithstanding any prior termination of this Agreement, no Class D-2 Certificateholder shall, prior to the date which is one year and one day after the final payment of the Certificates, acquiesce, petition or otherwise invoke or cause the Trust or the Seller to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust or the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Seller or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust or the Seller.

     SECTION 7.15 Waiver of Jury Trial. EACH OF, THE SELLER, THE SERVICER, THE TRUSTEE, AND EACH CLASS D-2 HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE CLASS D-2 CERTIFICATES OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE SELLER, THE SERVICER, THE TRUSTEE, OR ANY CLASS D-2 HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CLASS D-2 HOLDERS PURCHASING THE CLASS D-2 CERTIFICATES DESCRIBED HEREIN.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                             SPIRIT OF AMERICA, INC., as Servicer


                             By:_______________________________________________
                                  Name:
                                  Title:


                             CHARMING SHOPPES RECEIVABLES CORP.,
                             as Seller and Initial Class D-2 Certificateholder


                             By:_______________________________________________
                                  Name:
                                  Title:


                             WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee


                             By:_______________________________________________
                                  Name:
                                  Title:

                             NEWSTAR CP FUNDING LLC
                             as Class D-2 Purchaser


                            By:  NewStar Financial, Inc., its designated Manager


                            By:________________________________________________
                                 Name:
                                 Title:

                                    Exhibit B to Certificate Purchase Agreement


                         [FORM OF REPRESENTATION LETTER]

                                                                         [Date]

Wachovia Bank, National Association
123 South Broad Street, M.B.O., 18th Floor
Philadelphia, PA 19109
Attn: Corporate Trust Administration

Charming Shoppes Receivables Corp.
c/o Charming Shoppes, Inc.
450 Winks Lane
Bensalem, PA 19020

     Re: Purchase of $________ principal amount of Charming Shoppes Master Trust Series 2002-1 Asset Backed Certificates, Class D-2

Ladies and Gentlemen:

     In connection with our purchase of the above Asset Backed Certificates (the "Certificates") pursuant to that certain Amended and Restated Certificate Purchase Agreement, dated as of November 18, 2004 (the "Class D CPA"), among Wachovia Bank, National Association, as Trustee, Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer and the Class D Holders described therein), we (the "Purchaser") confirm that:

     (i) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act and of any applicable state securities laws;

    (ii) any information we desire concerning the Certificates or any other matter relevant to our decision to purchase the Certificates is or has been made available to us;

   (iii) we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and we (and any account for which we are purchasing) are able to bear the economic risk of an investment in the Certificates;

   (iv) we are a qualified institutional buyer as defined in Rule 144A promulgated under the 1933 Act (a "QIB") that is purchasing for its own account or for the account of a QIB, in either case, and have completed one of the forms of certification to that effect attached hereto as Annex 1 or Annex 2 (each, a "Certification Form");

    (v) we will not make any general solicitation or general advertising for the offer or sale of our Certificate and will not transfer our Certificates (or any portion thereof) to any Person except to a U.S. Person (as defined in Section 7701(a)(30) of the Code) within the United States which we reasonably believes is a QIB that is purchasing (1) for its own account or (2) for the account of a QIB, and, in such case, unless such Person shall have delivered to us a purchaser representation letter substantially in the form hereof;

   (vi) we are either (i) not acquiring such Certificates with the assets of an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not subject to ERISA, any "plan" described in Section 4975(e)(1) of the Code or any entity deemed to hold "plan assets" of any of the foregoing by reason of an employee benefit plan's or other plan's investment in such entity (each, a "Benefit Plan Investor") or (ii) an insurance company purchasing the Certificates with assets of our general account, and at the time of acquisition and throughout the period of holding, (a) we meet all of the requirements of and are eligible for exemptive relief under Prohibited Transaction Class Exemption 95-60; (b) less than 25% of the assets of that general account are assets of a Benefit Plan Investor; and (c) we are not a servicer to the Trust or an affiliate of a servicer to the Trust, and would not otherwise be excluded under 29 C.F.R. Section 2510.3-101(f)(1);

  (vii) no registration with consent or approval of or other action by any federal, state or other governmental authority or regulatory body having jurisdiction over it is required in connection with the execution, delivery or performance by it of the Class D CPA;

 (viii)   we are each 1 Private Holder;

  (ix) we covenant and agree to maintain as confidential and not disclose to any Person (other than any officer, director, member, employee, agent, counsel, advisor or representative of a party hereto or the funding sources of the Purchaser that have entered into similar agreements to maintain such confidentiality) all information relating to the Trust, the Seller or the Servicer which we obtained in connection with the transactions contemplated hereby, except as the Trustee, the Seller or the Servicer may have consented to in writing prior to any proposed disclosure (such consent not to be unreasonably withheld) or except as it may have been advised by counsel is (i) required by law, including, without limitation, any securities or banking laws, rules, orders or regulations or (ii) reasonably necessary or desirable in connection with any lawsuit or governmental investigation or proceeding; and

   (x) we understand that the Certificates will bear a legend to substantially the following effect:

          "THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT. IN ADDITION, THE TRANSFER OF

     THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

          THIS CERTIFICATE, OR AN INTEREST HEREIN, MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO ERISA, OR A PLAN THAT IS DESCRIBED IN
     SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT (EACH, A "BENEFIT PLAN"), OR BY OR FOR THE ACCOUNT OF ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ANY BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "BENEFIT PLAN INVESTOR"). BY ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN, THE PURCHASER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT A BENEFIT PLAN INVESTOR, AND THAT ITS ACQUISITION OF THIS CERTIFICATE OR AN INTEREST HEREIN IS IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS ON BENEFIT PLAN ASSETS OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE OR INTEREST HEREIN WITH ASSETS OF ITS GENERAL ACCOUNT, AND AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT MEETS ALL OF THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (B) LESS THAN 25% OF THE ASSETS OF SUCH ACCOUNT ARE BENEFIT PLAN ASSETS AND (C) IT IS NOT A SERVICER TO THE TRUST OR AN AFFILIATE OF SUCH SERVICER, AND WOULD NOT OTHERWISE BE EXCLUDED UNDER 29 C.F.R. SECTION 2510.3-101(f)(1).

          NEITHER THIS CERTIFICATE, NOR ANY PORTION OF THIS CERTIFICATE, MAY BE TRANSFERRED (X) IF AFTER GIVING EFFECT TO THE EXECUTION OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE MORE THAN (I) 5 PRIVATE HOLDERS OF CLASS D CERTIFICATES OR (II) 100 PRIVATE HOLDERS, OR (Y) ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) "SECONDARY MARKET" OR "SUBSTANTIAL EQUIVALENT THEREOF" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE TRUST ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY

     PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTEREST IN THE TRUST AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS. ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY THE SELLER, SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR, SELLER, OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AND SERVICING AGREEMENT AS DEFINED IN THE CLASS D CPA"

     The Seller and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                             Very truly yours,


                                             [Name of Purchaser]




                                             By: ______________________________
                                                 (Authorized Officer)

                                                            Annex 1 to Exhibit B

            Qualified Institutional Buyer Status Under SEC Rule 144A
            --------------------------------------------------------
                    (Buyers other than investment companies)

Wachovia Bank, National Association
123 South Broad Street, M.B.O., 18th Floor
Philadelphia, PA 19109
Attn: Corporate Trust Administration

Charming Shoppes Receivables Corp.
c/o Charming Shoppes, Inc.
450 Winks Lane
Bensalem, PA 19020

[Transferring Class D Holder]

         Name of Buyer:______________________________("Buyer")

     I hereby certify that as indicated below, I am the duly-authorized President, Chief Financial Officer, Vice President or other executive officer of Buyer.

In connection with purchases of securities by Buyer, I hereby certify to you and, if you act as broker for one or more customers, to such customers, that Buyer is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) Buyer owned and/or invested on a discretionary basis $_______(1) in securities (except for the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) Buyer satisfies the criteria in the category marked below:

     o Corporation, etc. Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
          Section 501(c)(3) of the Internal Revenue Code.

     o Bank. Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     -------------------

     (1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities of issuers that are not affiliated with the Buyer, unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities of issuers that are not affiliated with the Buyer.

     o Savings and Loan. Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institution or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     o Broker-dealer. Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     o Insurance Company. Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

     o State or Local Plan. Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees.

     o Investment Advisor. Buyer is an investment advisor registered under the Investment Advisers Act of 1940.

     The term "securities" as used herein does not include (i) securities of issuers that are affiliated with Buyer, (ii) securities that are part of an unsold allotment to or subscription by Buyer (if Buyer is a dealer), (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement, and (viii) currency, interest rate and commodity swaps.

     For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis, Buyer used the cost of such securities to Buyer and did not include any of the securities referred to in the preceding paragraph.

     Further, in determining such aggregate amount, Buyer may have included securities owned by subsidiaries of Buyer, but only if such subsidiaries are consolidated with Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under Buyer's direction. However, such securities were not included if Buyer is a majority-owned, consolidated subsidiary of another enterprise and Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     Buyer acknowledges that it is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are and will continue to rely on the statements made herein because one or more sales by you for your own account of your customer's account to Buyer may be in reliance on Rule 144A.

Will Buyer be purchasing Rule 144A securities only for Buyer's own
account?                                                         ______  ______
                                                                  Yes      No

If the answer to this question is "no", Buyer agrees that, in connection with any purchase of securities sold to Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, Buyer agrees that Buyer will not purchase securities for a third party unless Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     Buyer agrees to notify you of any changes in the information and conclusions herein. Until such notice is given to you, Buyer's purchase of securities from you, or through you from your customers, will constitute a reaffirmation of the foregoing certifications and acknowledgments as of the date of such purchase.

     Further, if Buyer is a bank or savings and loan as provided above, Buyer agrees that it will furnish you with updated annual financial statements promptly after they become available.

                           Date:______________________
                                                     Very truly yours,

                           [Print Name of Buyer]


                           By: _________________________________________
                               Name:
                               Title:

                                                           Annex 2 to Exhibit B

Wachovia Bank, National Association
123 South Broad Street, M.B.O., 18th Floor
Philadelphia, PA 19109
Attn: Corporate Trust Administration

Charming Shoppes Receivables Corp.
c/o Charming Shoppes, Inc.
450 Winks Lane
Bensalem, PA 19020

         Name of Buyer:______________________________ ("Buyer")

         Name of Investment Adviser:_______________________________ ("Adviser")

     I hereby certify that, as indicated below, I am the duly-authorized President, Chief Financial Officer or Vice President of Buyer or, if Buyer is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), of Adviser.

     In connection with purchases of securities by Buyer, I hereby certify to you and, if you act as broker for one or more customers, to such customers, that Buyer is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 ( "Rule 144A") because (i) Buyer is an investment company registered under the Investment Company Act of 1940 and (ii) as marked below, Buyer alone, or Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year.

_____ Buyer owned $________ in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
              144A).

______ Buyer is part of a Family of Investment Companies which owned in the aggregate $_____ in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
              144A).

For purposes of determining the amount of securities owned by Buyer or Buyer's Family of Investment Companies, I used the cost of such securities.

     The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     The term "securities" as used herein does not include (i) securities of issuers that are affiliated with Buyer or are part of Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     On behalf of Buyer, I acknowledge that Buyer is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are and will continue to rely on the statements made herein because one or more sales to Buyer by you for your own account or your customer's account will be in reliance on Rule 144A. In addition, on behalf of Buyer, I agree that, in connection with any purchase of securities sold by or through you in reliance on Rule 144A, Buyer will only purchase for Buyer's own account.

     Finally, on behalf of Buyer or Adviser (as appropriate), I also agree to notify you of any changes in the information and conclusions herein. Until such notice is given to you, Buyer's purchase of securities from you, or through you from your customers, will constitute a reaffirmation of the foregoing certifications and acknowledgments as of the date of such purchase.

Date:___________________________


                               Very truly yours,


                               ______________________________________
                               Name:
                               Title:


                               On behalf of:
                               [Name of Buyer/Adviser]
















                                       2